EXHIBIT B-10(i)(8)


                     SEVENTH  AMENDMENT TO
                        CREDIT AGREEMENT

     This Seventh Amendment to Credit Agreement (this "Amendment"), dated as of March 20, 2000 is made and entered into by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), the various banks and other lending institutions parties hereto (collectively, the "Lenders" and individually, a "Lender"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank") as Agent for the Lenders.


                      W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of August 4, 1998, as amended by the First Amendment dated September 30, 1998, as amended by the Second Amendment dated October 13, 1998, as amended by the Third Amendment dated December 3, 1998, as amended by the Fourth Amendment dated as of April 30, 1999, as amended by the Fifth Amendment dated as of November 29, 1999, and as amended by the Sixth Amendment dated as of December 21, 1999(the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders modify certain of the financial covenants;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section  1.  Amendments.   The terms of the Credit
Agreement are hereby amended as follows:

          (a) Amendment to Section 7.1(b). Section 7.1(b) of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor:

               "(b) Minimum Consolidated Tangible Net Worth. The Borrower's Consolidated Tangible Net Worth (less any gain or loss as a result of accumulated other comprehensive income, as defined by GAAP, or any amount shown as "unrealized gain on marketable equity securities" on the Borrower's financial statements delivered pursuant to Section 6.1) will at no time be less than $240,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during the period commencing with Borrower's third quarter, 2000 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter, and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Closing Date, but excluding from such calculations of Reported Net Income for purposes of this clause any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative."


          (b) Amendment to Section 7.1(c). Section 7.1(c) of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor:

               "(c) Current Ratio. The Borrower shall not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than 1.10 to 1.0, calculated on a quarterly basis."


          (c) Amendment to Section 7.1(d). Section 7.1(d) of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor:

               "(d) Fixed Charge Coverage. The Borrower shall not permit the ratio of (a) EBIT plus Consolidated Lease Expense to (b) Consolidated Interest Expense plus Consolidated Lease Expense for each fiscal quarter set forth below, calculated (x) for the first three fiscal quarters of fiscal year 1999, quarterly for the fiscal quarter then ending, (y) for the last fiscal quarter of fiscal year 1999 and the first two fiscal quarters of fiscal year 2000, quarterly for the fiscal quarter then ending and the preceding three fiscal quarters, and (z) for the third fiscal quarter of fiscal year 2000 and thereafter, quarterly for the fiscal quarter then ending and the preceding seven fiscal quarters, to be less than the ratio set forth opposite the relevant fiscal quarter in the following table:

               Fiscal Quarter                     Ratio

               First Quarter, 1999                1.80

               Second Quarter, 1999                .50

               Third Quarter, 1999                 .75

               Fourth Quarter, 1999 through
                 Second Quarter, 2000             1.45

               Third Quarter, 2000                1.75

               Fourth Quarter, 2000               1.75

               First Quarter, 2001
                 and thereafter                   1.10"

          (e) Amendment to Section 7.1(e). Section 7.1(e) of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor:

               "(e) Senior Debt Coverage. The Borrower shall not permit the ratio of (a) Consolidated Senior Debt as of the end of any fiscal quarter to (b) the sum of EBITDA for the fiscal quarter then ending and the preceding seven fiscal quarters (divided by two), to be more than the ratio set forth opposite the relevant fiscal quarter in the following table:

               Fiscal Quarter                     Ratio

               Third Quarter 2000 through
                 Fourth Quarter 2000              3.00

               First Quarter 2001
                 and thereafter                   3.90"

     Section 2. Conditions Precedent. This Seventh Amendment and the obligations of the Lenders evidenced hereunder shall not be effective until the Administrative Agent shall have received a Certificate executed by the Chief Executive Officer or Chief Financial Officer of the Borrower stating that, to the best of his knowledge and based upon an examination sufficient to enable him to make an informed statement, (i) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this Seventh Amendment to Credit Agreement, and (ii) no Default or Event of Default exists.

     Section 3.  Reference to and Effect on the Credit
Agreement and the Other Loan Documents.

     (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

     Section 4.  Miscellaneous.

     (a)  Section and Subsection Headings.   Section and
Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (b)  Governing Law.   This Amendment and the rights and
obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia.

     (c) Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization or delivery thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                         GOLD KIST INC.

                         By: /s/ Stephen O. West
                          Name:  Stephen O. West
                          Title:  Chief Financial Officer and
                         Treasurer


                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "Rabobank
                         Nederland", NEW YORK BRANCH,
                         individually and as Agent

                         By: /s/ Michael T. Fabiano
                                Name:  Michael T. Fabiano
                                Title: Vice President

                         By: /s/ Edward Peyser
                                Name:  Edward Peyser
                                Title: Vice President


                         SUNTRUST BANK, ATLANTA

                         By: /s/ Michel A. Odermatt
                                Name: Michel A. Odermatt
                                Title: Vice President


                         WACHOVIA BANK, N.A.

                         By: /s/ Thomas L. Gleason
                                Name: Thomas L. Gleason
                                Title: Senior Vice President


                         COBANK, ACB

                         By:  /s/ Greg E. Somerhalder
                                Name: Greg E. Somerhalder
                                Title: Vice President


                         HARRIS TRUST AND SAVINGS BANK

                         By: /s/ John R. Carley
                                Name: John R. Carley
                                Title: Vice President


                         U.S. BANCORP AG CREDIT, INC.

                         By: /s/ Harold Nelson
                                Name: Harold Nelson
                                Title: Vice President


                         DG BANK DEUTSCHE
                         GENOSSENCHAFTSBANK AG,
                         CAYMAN ISLANDS BRANCH

                         By: /s/ Kurt A. Morris
                                Name: Kurt A. Morris
                                Title: Vice President

                                By: /s/ Jochen Breiltgens
                                Name: Jochen Breiltgens
                                Title: Vice President

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